UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 18, 2004 (February 13, 2004)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(414) 964-5000

Item 7. Financial Statements and Exhibits.
Items 9 & 12. Regulation FD Disclosure and Results of Operations and Financial Condition.
INDEX TO EXHIBITS
Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release dated February 13, 2004, announcing a change in the Company’s treasury stock treatment of repurchased employee shares in the Company’s financial statements for the fiscal years ended June 30, 2001, 2002 and 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

Items 9 & 12.	Regulation FD Disclosure and Results of Operations and Financial Condition.

     On February 13, 2004, Koss Corporation issued a press release announcing a change in the Company’s treasury stock treatment of repurchased employee shares in the Company’s financial statements for the fiscal years ended June 30, 2001, 2002 and 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

     The information in this report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 2004	KOSS CORPORATION
	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer, President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated February 13, 2004, announcing a change in the Company’s treasury stock treatment of repurchased employee shares in the Company’s financial statements for the fiscal years ended June 30, 2001, 2002 and 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

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